CONDENSED CONSOLIDATED INCOME STATEMENT - GBP (£) £ in Millions	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
CONDENSED CONSOLIDATED INCOME STATEMENT
Revenue	£ 5,738	£ 5,188
Cost of sales	(2,188)	(1,977)
Gross profit	3,550	3,211
Selling, general and administration	(2,262)	(2,179)
Research and development	(142)	(136)
Other operating (expense)/income	(5)	4
Operating profit	1,141	900
Finance income	38	43
Finance expense	(219)	(79)
Net finance costs	(181)	(36)
Profit before tax	960	864
Income tax	(230)	(320)
Profit after tax for the period	730	544
Profit attributable to shareholders of the Group	687	517
Profit attributable non-controlling interests	£ 43	£ 27
Basic earnings per share	£ 0.074	£ 0.056
Diluted earnings per share	£ 0.074	£ 0.056